PERFORMANCE CALCULATION

                         COLONIAL TAX-MANAGED GROWTH  FUND - CLASS A

                                     Period  Ended: 4/30/97

                                     Inception Date: 12/30/96


                                          SINCE INCEPTION
                                        12/30/96 TO 4/30/97

                                    Standard           Non-Standard


     Initial Inv.                  $1,000.00           $1,000.00
     Max. Load                          5.75%

     Amt. Invested                   $942.50           $1,000.00
     Initial NAV                       10.08               10.08
     Initial Shares                   93.502              99.206

     Shares From Dist.                 0.000               0.000
     End of Period NAV                 10.04               10.04

     Total Return                      -6.12%              -0.40%

     Average Annual
      Total Return                       N/A                 N/A

                               PERFORMANCE CALCULATION

                     COLONIAL TAX-MANAGED GROWTH  FUND - CLASS B

                                Period  Ended: 4/30/97

                                Inception Date: 12/30/96


                                     SINCE INCEPTION
                                   12/30/96 TO 4/30/97

                               Standard            Non-Standard


   Initial Inv.                 $1,000.00          $1,000.00

   Amt. Invested                $1,000.00          $1,000.00
   Initial NAV                      10.08             10.08
   Initial Shares                  99.206            99.206

   Shares From Dist.                0.000             0.000
   End of Period NAV                10.02             10.02

   CDSC                              4.97%
   Total Return                     -5.57%            -0.60%

   Average Annual
    Total Return                      N/A               N/A


                              PERFORMANCE CALCULATION

                    COLONIAL TAX-MANAGED GROWTH  FUND -CLASS D

                               Period  Ended: 4/30/97

                               Inception Date: 12/30/96


                                    SINCE INCEPTION
                                  12/30/96 TO 4/30/97

                              Standard         Non-Standard


  Initial Inv.               $1,000.00         $1,000.00
  Max. Load                      1.00%

  Amt. Invested               $990.00          $1,000.00
  Initial NAV                   10.08             10.08
  Initial Shares               98.214            99.206

  Shares From Dist.             0.000             0.000
  End of Period NAV             10.02             10.02

  CDSC                           0.99%
  Total Return                  -2.58%            -0.60%

  Average Annual
   Total Return                   N/A               N/A


                              PERFORMANCE CALCULATION

                    COLONIAL TAX-MANAGED GROWTH  FUND -CLASS E

                               Period  Ended: 4/30/97

                               Inception Date: 12/30/96


                                    SINCE INCEPTION
                                  12/30/96 TO 4/30/97

                              Standard         Non-Standard


  Initial Inv.               $1,000.00          $1,000.00
  Max. Load                      5.00%

  Amt. Invested               $950.00           $1,000.00
  Initial NAV                   10.08               10.08
  Initial Shares               94.246              99.206

  Shares From Dist.             0.000               0.000
  End of Period NAV             10.04               10.04

  Total Return                  -5.38%              -0.40%

  Average Annual
   Total Return                   N/A                 N/A



                                    PERFORMANCE CALCULATION

                         COLONIAL TAX-MANAGED GROWTH  FUND -CLASS F

                                     Period  Ended: 4/30/97

                                     Inception Date: 12/30/96


                                          SINCE INCEPTION
                                        12/30/96 TO 4/30/97

                                    Standard             Non-Standard


    Initial Inv.                   $1,000.00             $1,000.00


    Amt. Invested                  $1,000.00             $1,000.00
    Initial NAV                        10.08                 10.08
    Initial Shares                    99.206                99.206

    Shares From Dist.                  0.000                 0.000
    End of Period NAV                  10.03                 10.03

    CDSC                                4.98%
    Total Return                       -5.47%                -0.50%

    Average Annual
     Total Return                        N/A                   N/A


                                  PERFORMANCE CALCULATION

                        COLONIAL TAX-MANAGED GROWTH  FUND -CLASS G

                                   Period  Ended: 4/30/97

                                   Inception Date: 12/30/96


                                        SINCE INCEPTION
                                      12/30/96 TO 4/30/97

                                  Standard            Non-Standard


   Initial Inv.                  $1,000.00               $1,000.00
   Max. Load                         4.50%

   Amt. Invested                  $955.00                $1,000.00
   Initial NAV                      10.08                    10.08
   Initial Shares                  94.742                   99.206

   Shares From Dist.                0.000                    0.000
   End of Period NAV                10.05                    10.05

   Total Return                     -4.78%                   -0.30%

   Average Annual
    Total Return                      N/A                      N/A


                               PERFORMANCE CALCULATION

                    COLONIAL TAX-MANAGED GROWTH  FUND -CLASS H

                               Period  Ended: 4/30/97

                               Inception Date: 12/30/96


                                    SINCE INCEPTION
                                  12/30/96 TO 4/30/97

                              Standard         Non-Standard


  Initial Inv.               $1,000.00         $1,000.00


  Amt. Invested              $1,000.00         $1,000.00
  Initial NAV                   10.08             10.08
  Initial Shares               99.206            99.206

  Shares From Dist.             0.000             0.000
  End of Period NAV             10.02             10.02

  CDSC                           4.97%
  Total Return                  -5.57%            -0.60%

  Average Annual
   Total Return                   N/A               N/A